UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: December 20, 2019
(Date of earliest event reported)
Hornbeck Offshore Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)
(985) 727-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 20, 2019, Hornbeck Offshore Services, Inc. (the “Company”) received a notice from the New York Stock Exchange (“NYSE” or “Exchange”) stating that the NYSE has determined, pursuant to Section 802.1B of the NYSE Listed Company Manual, to commence proceedings to delist the Company’s common stock from the NYSE as a result of the Company’s failure to maintain an average global market capitalization over a consecutive 30 trading-day period of at least $15 million. The NYSE also suspended the trading of the Company’s common stock after the market closed on December 20, 2019. The Company intends to appeal the NYSE’s determination to commence proceedings to delist the Company’s common stock on the NYSE and will request a review by a Committee of the Board of Directors of the Exchange (the “Committee”). The Company’s timely appeal will stay the delisting but will not stay the suspension of trading of its shares on the NYSE pending completion of the Committee review process.

The Company’s common stock is expected to commence trading on the OTC Pink marketplace (“OTC Pink”) under the symbol “HOSS” on December 23, 2019. The Company also intends to apply for the quotation of its stock under the symbol “HOSS” on the OTCQX Marketplace. The Company can provide no assurance that its common stock will commence or continue to trade on any of these markets, whether broker-dealers will continue to provide public quotes of the Company’s common stock on any of these markets, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock will continue on any of these markets in the future.
Item 7.01 – Regulation FD Disclosure

On December 23, 2019, the Company issued a press release announcing that it expects its common stock to commence trading on the OTC Pink, effective December 23, 2019, and that it intends to appeal the NYSE’s delisting determination and request a NYSE Committee review hearing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated December 23, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: December 23, 2019	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

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